Blox, Inc. Announces Strategic Alliance Agreement

Vancouver, British Columbia, April 6, 2018 – Blox, Inc. (OTCQB: BLXX), ("**Blox**" or the "**Company**") is pleased to announce that it has entered into a Strategic Alliance Agreement with Ashanti Sankofa Inc., a TSX Venture Exchange listed company trading under the symbol "ASI" ("**Ashanti**"). Pursuant to the terms of the Strategic Alliance Agreement both parties have agreed to grant to the other party a right of first refusal to enter into a joint venture on any of their respective properties and/or projects and that any future acquisition of natural resource properties that may be acquired by either party that contains, but is not limited to, gold, precious metals, technology metals or diamonds (**"Natural Resource Properties"**), the acquiring party will grant to the other party a right of first refusal to participate in a joint venture on such Natural Resource Property, which shall be at the sole discretion of the acquiring party.

As part of their strategic alliance, Blox and Ashanti have agreed to collaborate to explore and develop natural resource properties in West Africa, to undertake joint research projects and to consider joint commercial exploitation of any new property or project that may be acquired resulting from their joint research.

The strategic alliance between the parties will allow each party to make their technical expertise in the field of exploration, exploitation and management of natural resources available to the other party.

On behalf of the Board of Directors,

Ronald Renne,
Chairman

For further information, please contact:
rrenne@bloxinc.com

Cautionary Note Regarding Forward-Looking Information

Forward Looking Statement Disclaimer. This press release may present "forward-looking statements" within the meaning of applicable securities legislation that involve inherent risks and uncertainties. Forward-looking statements include, but are not limited to, statements with respect continuing the economic re-assessment of our assets in Guinea and Ghana, or potentially moving into production in the medium term. Generally, these forward-looking statements can be identified by the use of forward looking terminology such as "plans", "expects" or "does not expect", "is expected", budget", "scheduled", "estimates", "forecasts", "intends", "anticipates" or "does not anticipate", or "believes", or variations of such words

and phrases or state that certain actions, events or results "may", "could", "would", "might" or "will be taken", "occur" or "be achieved". Forward-looking statements are subject to known and unknown risks, uncertainties and other factors that may cause the actual results, level of activity, performance or achievements of Blox, Inc. or the combined company to be materially different from those expressed or implied by such forward looking statements, including but not limited to: risks related to international operations, risks related to the integration of acquisitions; risks related to joint venture operations; actual results of current exploration activities; actual results of current or future reclamation activities; conclusions of economic evaluations; changes in project parameters as plans continue to be refined; future prices of gold and other minerals and metals; possible variations in ore reserves, grade or recovery rates; failure of equipment or processes to operate as anticipated; accidents, labour disputes and other risks of the mining industry; and delays in obtaining governmental approvals or financing or in the completion of development or construction activities. Although the management and officers of Blox, Inc. believe that the expectations reflected in such forward looking statements are based upon reasonable assumptions and have attempted to identify important factors that could cause actual results to differ materially from those contained in forward-looking statements, there may be other factors that cause results not to be as anticipated, estimated or intended. There can be no assurance that such statements will prove to be accurate, as actual results and future events could differ materially from those anticipated in such statements. Accordingly, readers should not place undue reliance on forward-looking statements. Blox Inc. does not undertake to update any forward-looking statements that are incorporated by reference herein, except in accordance with applicable securities laws.